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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 January 29, 2001




                                  ARQULE, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                        000-21429                      04-3221586
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)


                      19 PRESIDENTIAL WAY, WOBURN, MA 01801
               (Address of Principal Executive Offices) (Zip Code)



                         Registrant's telephone number,
                              including area code:
                                 (781) 994-0300



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On January 29, 2001, we completed our acquisition of Camitro Corporation. The acquisition was structured as a merger of a wholly owned subsidiary of ArQule with and into Camitro pursuant to an Agreement and Plan of Merger among ArQule, Camitro Acquisition Corp., Camitro, and certain shareholders of Camitro dated as of January 16, 2001. The merger was a tax-free reorganization and is being accounted for as a purchase transaction. The Current Report on Form 8-K originally filed on February 1, 2001 is being amended to incorporate by reference the historical financial statements and related notes for Camitro Corporation for the year ended December 31, 2000 as well as to include unaudited pro forma financial information of ArQule, Inc. giving effect to the merger through December 31, 2000. In addition, this amendment responds to comments received from the Securities and Exchange Commission on the financial statements of Camitro Corporation in connection with the registration of shares of our common stock issued to the Camitro Corporation stockholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The following financial statements of Camitro Corporation, including the report of independent accountants
                  PricewaterhouseCoopers LLP, appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

                  Report of Independent Accountants; Balance Sheets; Statements of Operations; Statements of Shareholders' Deficit; Statements of Cash Flows; Notes to Financial Statements.

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         (b)      Pro Forma Financial Information.

                  The following unaudited pro forma condensed combined financial statements appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

                  Introduction to Unaudited Pro Forma Condensed Combined Financial Information; Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2000; Unaudited Pro Forma Condensed Combined Statements of Operating for the year ended December 31, 2000; and Notes to Unaudited Pro Forma Condensed Combined Financial Information.

         (c)      Exhibits:

2.1 Agreement and Plan of Merger among ArQule, Inc., Camitro Acquisition Corp., Camitro Corporation, and certain stockholders of Camitro Corporation dated as of January 16, 2001. Previously filed as Exhibit 2.1 to ArQule's Current Report on Form 8-K (File No. 000-21429). Filed with the Commission on February 1, 2001 and incorporated herein by reference.

23.1 Consent of PricewaterhouseCoopers LLP. Filed herewith.

99.1 Financial Statements of Camitro Corporation, including the report of independent accountants PricewaterhouseCoopers LLP. Filed herewith.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Information of ArQule, Inc. Filed herewith.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARQULE, INC.



Dated:    March 22, 2001                   By: /s/ Stephen A. Hill
                                               ---------------------------------
                                                Stephen A. Hill, President and
                                                Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
-------    -----------

 2.1 Agreement and Plan of Merger among ArQule, Inc., Camitro Acquisition Corp., Camitro Corporation, and certain stockholders of Camitro Corporation dated as of January 16, 2001. Previously filed as Exhibit
           2.1 to ArQule's Current Report on Form 8-K (File No. 000-21429.) Filed with the Commission on February 1, 2001 and incorporated herein by reference.

23.1       Consent of PricewaterhouseCoopers LLP. Filed herewith.

99.1 Financial Statements of Camitro Corporation, including the report of independent accountants PricewaterhouseCoopers LLP. Filed herewith.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Information of ArQule, Inc. Filed herewith.